POWERSHARES INDIA EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 8, 2014 TO THE

PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares India Portfolio

•	Effective immediately, the table in the section titled “Summary Information—Average Annual Total Returns for the Periods Ended December 31, 2013” on page 6 is deleted and replaced with the following:

	1 Year	5 Years	Since Inception (03/05/08)
Return Before Taxes	(4.14)%	8.19%	(5.32)%
Return After Taxes on Distributions	(4.26)%	8.08%	(5.42)%
Return After Taxes on Distributions and Sale of Fund Shares	(2.26)%	6.54%	(3.86)%
Indus India Index (reflects no deduction for fees, expenses or taxes)	(1.85)%	10.63%	(3.38)%
MSCI India Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	(3.83)%	13.30%	(2.75)%

Please Retain This Supplement For Future Reference.

P-PIN-PRO-1 SUP-2 050814